MANAGED HIGH INCOME PORTFOLIO INC.
(the "Portfolio")

Supplement dated September 5, 1997
to the Prospectus dated June 27, 1997


	The following information supplements, and to the extent inconsistent therewith, supersedes, the information set forth in the prospectus under Investment Objectives and Policies --Non-Publicly Traded and Illiquid Securities."
Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act"). An illiquid security is any security that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

	Rule 144A Securities. The Portfolio may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Because
Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The
Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule 144A securities. However, the Board of Directors maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that there is temporarily no market for these securities among qualified institutional buyers.

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